UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2006

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Two North Riverside Plaza
Suite 2100, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Amendment No.1 to Amended and Restated Credit Agreement
Amendment No.2 to Amended and Restated Credit Agreement

Item 1.01 Entry into a Material Definitive Agreement.
Effective as of July 7, 2006, EOP Operating Limited Partnership (“EOP Partnership”) and Equity Office Properties Trust (“Equity Office”) executed a second amendment to an amended and restated credit agreement dated as of December 9, 2005 among EOP Partnership, Wachovia Bank, National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Equity Office, as guarantor (as so amended and restated, the “Credit Agreement”). The second amendment to the Credit Agreement increased the combined commitments of the lending banks from $1,000,000,000 to $1,600,000,000, and included the lending banks’ agreement that EOP Partnership did not have to use any of the proceeds from the sale of its 4% Exchangeable Senior Notes due 2026 (the “Notes”) to repay amounts due under the Credit Agreement. EOP Partnership borrowed the additional $600,000,000 of capacity under the Credit Agreement on July 11, 2006. Except as provided in the second amendment to the Credit Agreement, all of the terms of the Credit Agreement are unchanged.
Affiliates of each of the lending banks under the Credit Agreement were among the initial purchasers of the Notes. The lending banks and their affiliates have in the past provided and may from time to time in the future provide commercial banking, financial advisory, investment banking and other services for EOP Partnership and Equity Office.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this report is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The exhibits are set forth on the Exhibit Index attached hereto

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST

Date: July 12, 2006	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST
its general partner

Date: July 12, 2006	By:	/s/ Stanley M. Stevens

Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

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Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Amendment No. 1 made as of June 21, 2006 to Amended and Restated Credit Agreement dated December 9, 2005, by and among EOP Operating Limited Partnership, Equity Office Properties Trust, the Banks listed therein, Wachovia Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Documentation Agent.

10.2	Amendment No. 2 made as of July 7, 2006 to Amended and Restated Credit Agreement dated December 9, 2005, by and among EOP Operating Limited Partnership, Equity Office Properties Trust, the Banks listed therein, Wachovia Bank, National Association, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A., as Documentation Agent.

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